UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2015

TIGERLOGIC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-16449	94-3046892
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1532 SW Morrison Street
Portland, OR 97205

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code:  (503) 488-6988

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of TigerLogic Corporation (the “Company”) held on September 17, 2015 (the “Meeting”), two proposals were submitted. No other proposals were put before the Meeting. The proposals and voting results were as follows:

1.  To elect two (2) Class II directors of the Company to serve a term of three (3) years or until their successors are duly elected and qualified:

	FOR:	WITHHELD:	BROKER NON-VOTE:
Richard W. Koe	17,952,919	1,423,508	8,753,056

	FOR:	WITHHELD:	BROKER NON-VOTE:
Douglas G. Ballinger	18,399,815	976,612	8,753,056

The terms of office of the following four directors continued after the Meeting: Philip D. Barrett, Gerald F. Chew, Nancy M. Harvey and Eric Singer.

2.  To ratify the appointment of Moss Adams LLP as independent auditors of the Company for the fiscal year ending March 31, 2016:

FOR:	AGAINST:	ABSTAIN:	BROKER NON-VOTE:
28,098,543	26,990	3,950	0

All proposals were approved by the requisite number of votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIGERLOGIC CORPORATION

Dated: September 22, 2015	By:	/s/ Roger Rowe
Roger Rowe
Acting Chief Executive Officer and Chief Financial Officer